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                                                                  Exhibit 10.10


                         REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement is made effective as of October 4, 2004, by and between Franklin Credit Management Corporation, a Delaware corporation (the "Company"), and Jeffrey R. Johnson, a New York resident.

      WHEREAS, Holder has acquired shares of Common Stock of the Company; and

      WHEREAS, the Company has agreed to grant to Holder the rights and benefits provided herein.

      NOW THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            (b) "Common Stock" shall mean the Company's $0.01 par value per share common stock.

            (c) "Exchanne Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            (d) "Holder" shall mean Jeffrey R. Johnson, so long as he holds at least 25% of the Shares originally issued to HIM and any transferee of Jeffrey R. Johnson so long as the Shares held by such transferee represent at least 1% of the outstanding capital stock of the Company and provided such transferee agreed in writing with the Company at the time of receipt of the Shares to hold such stock subject to all the restrictions of this Agreement.

            (e) "Registrable Securities" shall mean (i) the Shares of Common Stock of the Company and (ii) any securities issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the securities referred to in subsection (i). For purposes of this Agreement, a Registrable Security ceases to be a Registrable Security when it has been effectively registered under the Securities Act and sold or distributed to the public in accordance with an effective registration statement covering it.

            (f) "Registration Expenses" shall mean all expenses (except for "Selling Expenses" as defined below) incurred by the Company in complying with Sections 2 or 3 of this Agreement, including, without limitation, all registration and fling fees, printing expenses, reasonable fees and disbursements of counsel for the Company and, subject to Section 4, in the case of a registration referred to in subsection 2(a) or Section 3, the reasonable fees and disbursements of one counsel for Holder.

            (g) The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a Registration Statement in compliance with
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      the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.

            (h) "Registration Statement" shall mean a registration statement on Form S-3 or Form S-8 filed by the Company with the Commission for a public offering and sale of securities of the Company.

            (i) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the RULES and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            (j) "Selling Expenses" shall mean all underwriting discounts and selling commissions, applicable to the sale of Registrable Securities pursuant to Sections 2 or 3, and all fees and disbursements of one counsel for Holder not included in Registration Expenses and any and all fees, expenses and other costs arising from the engagement of an underwriter requested by Holder pursuant to Section 2(a).

            (k) "Shares" shall mean: (i) the 100,000 shares of Common Stock outstanding on the date hereof issued to the Holder pursuant to Section 4.c of the Employment Agreement, effective October 1,2004 between the Holder and the Company (the "Employment Agreement"), to the extent such shares have then vested and (ii) the 20,000 shares of Common Stock outstanding on the date hereof issued to the Holder pursuant to the
      Section 4.c.6 of the Employment Agreement].

      2.    Required Registrations.

            (a) If at any time the Company shall be requested in writing by a Holder or Holders representing a majority of the Registrable Securities then outstanding to effect the registration under the Securities Act of Registrable Securities, the Company shall, as expeditiously as practicable, use reasonable efforts to effect the registration on a Registration Statement of all shares of Registrable Securities which the Company has been requested to register. At the request of Holder, the Company shall seek to have each offering pursuant to this Section 2(a) managed, on a basis requested by Holder, by a recognized regional or national underwriter selected by Holder and approved by the Company, such approval not to be unreasonably withheld. The Company shall not be obligated to cause to become effective more than two registration statements pursuant to which Registrable Securities are registered under this Section 2(a).

            Notwithstanding the foregoing, if the Company shall furnish to the Holder a certificate signed by the Chairman of the Board, Chief Executive Officer or Chief Financial Officer of the Company stating that the Board has made the good faith judgment that it would be detrimental to the Company and its stockholders for such registration statement to be filed in the near future, then the Company's obligation to use its reasonable efforts to file and cause to become effective such registration statement may be deferred for a reasonable period of time. This deferral right may not be exercised by the Company on more than two occasions in any 12-month period or exceed 180 days in the aggregate in any 12-month period.

            (b)   The Company may include in a registration requested under this
      Section 2: (i) any authorized but unissued shares of Common Stock for sale by the Company, and (ii) any issued shares of its Common Stock and with respect to which


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      registration rights have been granted by the Company ("Management Stock");
      provided, however, that such shares shall not be included to the extent that the managing underwriter of the shares so proposed to be registered determines in good faith that the inclusion of such shares will interfere with the successful marketing of the shares of Registrable Securities to be included therein. If the offering to which a Registration Statement under this Section 2 relates is an underwritten offering, and if, after all shares of Common Stock proposed to be offered by the Company and all such shares of Management Stock have been excluded from such registration, a greater number of shares of Registrable Securities is offered for participation in such underwriting than in the opinion of the managing underwriter can be accommodated without adversely affecting the underwriting, the amount of Registrable Securities held by Holder and proposed to be included in such underwriting shall be reduced to a number deemed satisfactory by the managing underwriter.

      3.    Incidental Registrations.

            (a) If at any time or from time to time the Company shall determine to register any of its Common Stock ("Initially Proposed Shares"), for its own account or for the account of any of its stockholders (other than Holder), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction or any Rule adopted by the Commission in substitution therefor or in amendment thereto, or a registration on any registration form on which the Shares are eligible to be registered or which does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities, the Company will:

                  (i) promptly give to Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue sky or other state securities laws if any); and

                  (ii) include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities requested by the Holder in a written request within ten (10) days after the giving of such written notice by the Company, subject to the limitations set forth in Section 3(b).

            (b) If the registration of which the Company gives notice is for a registered public offering involving an underwritten public offering, the Company shall so advise Holder as a part of the written notice given pursuant to Section 3(a)(i). In such event the right of Holder to registration pursuant to this Section 3 shall be conditioned upon Holder's participation in such underwritten public offering and the inclusion of Holder's Registrable Securities in the underwritten public offering to the extent provided herein. If Holder proposes to distribute his securities through such underwritten public offering, he shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten public offering by the Company. Notwithstanding any other provision of this Section 3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, all of the Initially Proposed Shares shall be included in such offering before any Registrable Securities are so included, and further, the underwriter otherwise


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      may limit the number of Registrable Securities to be included in the registration and underwritten public offering, provided that such limitation shall be applied to all Holders and holders of Management Stock seeking to include shares in such underwriting on the basis of "incidental" or piggy-back registration rights pro rata based on the number of shares they are seeking to have included in the registration. The Company shall so advise Holder of such limitation (unless Holder has not elected to distribute any of his Registrable Securities through such underwritten public offering), and the number of shares of Registrable Securities that may be included in the registration. No Registrable Securities or shares of Management Stock excluded from the underwritten public offering by reason of the underwriter's marketing limitation shall be included in such registration. If the terms of any such underwritten public offering differ materially from the terms (including range of offering price) previously communicated to Holder, Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, which notice, to be effective, must be received by the Company at least two (2) business days before the anticipated effective date of the Registration Statement. In the event that the contemplated sale does not involve an underwritten public offering and a determination that the inclusion of the Registrable Securities adversely affects the marketing of the shares shall be made by the Board of Directors of the Company in its good faith discretion, then no Registrable Securities are required hereby to be included in the contemplated sale.

            (c) The Company may at any time withdraw or abandon any Registration Statement which triggers the provisions of this Section 3 without any liability to Holder.

      4. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification and compliance pursuant to subsection 2(a) and Section 3 shall be paid by the Company. All Selling Expenses incurred in connection with any registration pursuant to subsection 2(a) and
Section 3 shall be paid by the Holders.

      5. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

            (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, and use its reasonable efforts in good faith to cause such Registration Statement to become and remain effective as provided herein;

            (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus included in such Registration Statement as may be necessary or advisable to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement or as may be necessary to keep such Registration Statement effective and current, but for no longer than six (6) months subsequent to the effective date of such registration;

            (c) furnish to Holder such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as Holder may reasonably request in order to facilitate the disposition of such Registrable Securities held by Holder;


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            (d)   enter into such customary agreements and take all such other action in connection therewith as Holder may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

            (e) use its reasonable efforts in good faith to register and qualify the Registrable Securities covered by such Registration Statement under such securities or Blue Sky laws of such jurisdictions as Holder shall reasonably request and do any and all such other acts and things as may be reasonably necessary or advisable to enable Holder to consummate the disposition in such jurisdictions of the Registrable Securities held by Holder; provided, however, that the Company shall not be required in connection therewith to qualify to do business or file a general consent to service of process in any such jurisdiction nor shall the Company be required to take any position or change in accounting methods in order to effect such registration if the Board of Directors determines in good faith that the same would be materially detrimental to the Company;

            (f) furnish to Holder a signed counterpart, addressed to Holder, of (i) an opinion of counsel for the Company, dated the effective date of the Registration Statement, and, to the extent available to Holder from the independent auditors of the Company, (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the Registration Statement, covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities; provided, that the requirements of this subsection (f) shall apply only to Holder if he is including at least 100,000 shares (such number to be appropriately adjusted in the event of stock splits, stock combinations, stock dividends or similar recapitalizations) of Registrable Securities in such registration;

            (g) use its reasonable efforts in good faith to cause the Registrable Securities covered by such Registration Statement: (i) to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed, to the extent the Company satisfies applicable listing requirements; or (ii) if not then listed on any exchange or automated quotation system, to be eligible for trading in any over-the-counter market or trading system in which the securities of the same class are then traded; and

            (h) cooperate with Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be distributed or sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names as Holder may reasonably request at least one business day prior to the closing of any distribution or sale of Registrable Securities.

            Notwithstanding the foregoing provisions of this Section 5, (1) Holder will not (until further notice) effect sales thereof after receipt of electronic, facsimile or written notice from the Company to suspend sales to permit the Company to correct or update such Registration Statement or prospectus; provided, the obligations of the Company with respect to maintaining any Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect; and (2) at the end of any period during which the Company is obligated to keep any Registration


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      Statement current and effective as provided by this Section 5 (and any extensions thereof required by subsection 5(f)(l), Holder shall discontinue sales of shares pursuant to such Registration Statement upon notice from the Company of its intention to remove from registration the Registrable Securities covered by such Registration Statement which remain unsold, and Holder shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

      6.    Indemnification.

            (a) The Company will indemnify Holder if Registrable Securities held by Holder are included in the securities with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter of such Registrable Securities, if any, and each person who controls such underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related Registration Statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse Holder, such underwriter and each person who controls such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable to Holder or underwriter in any such case to the extent that such claim, loss, damage, liability or expense arises out of or is based on (i) any untrue statement or omission made in reliance upon and in conformance with written information furnished to the Company by or on behalf of Holder or such underwriter and which was furnished specifically for the purpose of being used therein or (ii) a failure by Holder to deliver a final prospectus to his transferee if any material change has been made to the preliminary prospectus.

            (b) Holder will, if Registrable Securities held by Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such registration, qualification or compliance, each person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by or


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      on behalf of Holder and which was furnished specifically for the purpose of being used therein; provided, however, that the liability of Holder under this Section 6 shall be limited to an amount equal to the proceeds to Holder of Registrable Securities sold as contemplated herein.

            (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party, at such party's expense, to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (except for the payment of fees, costs and expenses provided for below), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure to give notice shall materially and adversely affect the Indemnifying Party's defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Notwithstanding the election of the Indemnifying Party to assume the defense of any such claim or litigation, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such claim or litigation, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of the counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest;
      (ii) the defendants in, or targets of, any such claim or litigation include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have been advised by counsel in writing that there may be legal defenses available to it or to other Indemnified Parties which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party); (iii) in the exercise of the Indemnified Party's reasonable judgment, the Indemnifying Party shall not have employed satisfactory counsel to represent the Indemnified Party within a reasonable time after notice of the institution of such claim or litigation; or (iv) the Indemnifying Party shall authorize the Indemnified Party to employ separate counsel at the expense of the Indemnifying Party. The Indemnified Party shall not settle any such claim or litigation without the consent of the Indemnifying Party such consent not to be unreasonably withheld.

            (d) Notwithstanding the foregoing provisions of this Section 6, if a registration is subject to a firm commitment underwriting, neither the Company nor Holder shall be required to indemnify any other party to a greater extent than the obligation of the Company or Holder to the underwriters pursuant to the underwriting agreement pertaining to such registration.

            (e) If the indemnification provided for in this Section 6 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying


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      Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
      Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      7. Information by Holder. In connection with any registration hereunder, Holder shall furnish to the Company in writing such information regarding Holder and the distribution proposed by Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

      8. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Company's capital stock to the public without registration, the Company agrees to use its reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

      9. Rule 144 Sales. Notwithstanding anything contained in this Sections 2 and 3 to the contrary, Holder shall not have any registration rights pursuant to Sections 2 or 3 herein if all of Holder's Registrable Securities may then be sold within a single three-month period pursuant to Rule 144 under the Securities Act.

      10. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or transmitted by facsimile transmission (with immediate telephonic confirmation thereafter),

            If to the Company, to:

            Franklin Credit Management Corporation
            Six Harrison Street
            New York, New York 10013
            Attention:     General Counsel
            Telephone No.: (212) 925-8745
            Facsimile No.: (212) 925-1971


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            Attention: General Counsel with a copy (which shall not constitute notice) to:

            Kramer, Levin, Naftalis & Frankel LLP
            919 Third Avenue
            New York, New York 10022
            Attention:     J. Michael Mayerfeld, Esq.
            Facsimile No.: (212) 715-8000

            If to the Executive, to:

            Jeffrey R. Johnson
            166 Duane Street #3C
            New York, NY 10013
            Telephone No.: Facsimile No.: 646-613-9434

            If to any other Holder,

            to such name at such address as such Holder shall have indicated in a written notice delivered to the other parties to this Agreement, or at such other address as the Company or the Executive may specify by written notice to the other, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered if delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

      11. Lockup. If the Company shall so deliver such a request in writing to the Holders, each Holder shall not effect any public or private sale or distribution of any Registrable Securities (other than the Holder Shares) during the 15-day period prior to, and during the 180-day period (or such longer period as the managing underwriter(s) of such offering shall require of the Company's officers and directors generally) beginning on, the closing date of any underwritten public offering of shares of Common Stock made for the Company's own account.

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      12.   Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and may not be amended or modified without the prior written consent of the Company and Holder. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this agreement or the transactions contemplated hereby. This Agreement reflects the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may be executed in one or more counterparts, All of which taken together shall constitute one and same instrument. The Company may add additional parties hereto from time to time by execution of a counterpart signature page.

      IN WITNESS WHEREOF, the parties have hereunto affixed their hands and seals as of the date first above written.


Holder:                                 Franklin Credit Management Corporation


/s/ Jeffrey R. Johnson                  By: /s/ Thomas J. Axon
-------------------------------             --------------------------------
JEFFREY R. JOHNSON                          Name: Thomas J. Axon
                                                  ------------------------------
                                        Title: Chairman
                                               -----------------------------


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